UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

MarineMax, Inc.

(Name of Registrant as Specified in its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 25, 2021. MARINEMAX, INC. MARINEMAX, INC. 2600 MCCORMICK DRIVE SUITE 200 CLEARWATER, FLORIDA 33759 Meeting Type: Annual Meeting For holders as of: December 21, 2020 Date: February 25, 2021 Time: 8:00 a.m., local time Location: 2600 McCormick Drive Suite 200 Clearwater, Florida 33759 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. Marine max D28513-P45528

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT 10-K WRAP  How to View Online:  Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 11, 2021 to facilitate timely delivery. How To Vote  D28514-P45528  Please Choose One of the Following Voting Methods  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends a vote "for" each director nominee and "for" the approval of proposals 2 and 3.  1. Election of Directors, each to serve for a three-year term expiring in 2024.  Nominees:  1a. William H. McGill Jr.  1b. Charles R. Oglesby  1c. Rebecca White  2. To approve (on an advisory basis) our executive compensation ("say-on-pay").  3. To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our Company for the fiscal year ending September 30, 2021.  And upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.  NOTE: THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE ELECTION OF THE THREE DIRECTORS NAMED ABOVE, EACH TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2024, FOR PROPOSALS 2 AND 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.  A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.  D28515-P45528

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